UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2023

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Shiba Koen Annex 6 f, 1-8, Shiba Koen 3-chome, Minato-ku, Tokyo, Japan 105-0011

(Address of principal executive offices)

+813-6409-6761

(Registrant’s telephone number, including area code)

PONO CAPITAL CORP

643 Ilalo Street, Honolulu, Hawaii 96813

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 3, 2023, following the approval at the special meeting of the shareholders of Pono Capital Corp., a Delaware corporation held on January 27, 2023 (the “Special Meeting”), Pono Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Pono Capital Corp., a Delaware corporation (“Pono”), consummated a merger (the “Merger”) with and into AERWINS, Inc. (formerly named AERWINS Technologies Inc.), a Delaware corporation (“AERWINS”) pursuant to an agreement and plan of merger, dated as of September 7, 2022 (as amended on January 19, 2023, the “Merger Agreement”), by and among Pono, Merger Sub, AERWINS, Mehana Equity LLC, a Delaware limited liability company (“Sponsor” or “Purchaser Representative”) in its capacity as the representative of the stockholders of Pono, and Shuhei Komatsu in his capacity as the representative of the stockholders of AERWINS (“Seller Representative”). Accordingly, the Merger Agreement was adopted, and the Merger and other transactions contemplated thereby (collectively, the “Business Combination”) were approved and completed. At the closing on February 3, 2023 of the Business Combination pursuant to the Merger Agreement, Merger Sub merged with and into AERWINS with AERWINS surviving the Merger as a wholly-owned subsidiary of Pono, and Pono changed its name to “AERWINS Technologies Inc.”

Item 1.01.	Entry into Material Definitive Agreement.

Merger Agreement and Amendment Thereto

As disclosed under the section titled “The Merger” of the Current Report on Form 8-K filed by Pono on September 7, 2022, the parties entered into the Merger Agreement, dated as of September 7, 2022, by and among Pono, Merger Sub, Sponsor in its capacity as the representative of the stockholders of Pono, Shuhei Komatsu in his capacity as the representative of the stockholders of AERWINS, and AERWINS. As disclosed in the Current Report on Form 8-K filed by Pono on January 19, 2023, the parties to the Merger Agreement entered into that certain Amendment No. 1 to the Merger Agreement on January 19, 2023 (the “Amendment”), which provides that instead of seven (7) directors to be appointed to the Pono’s board of directors upon the closing of the Business Combination, the parties will appoint five (5) directors to Pono’s board of directors.

Accordingly, on February 3, 2023 (a) Merger Sub merged with and into AERWINS with AERWINS surviving the Merger as a wholly-owned subsidiary of Pono, and (b) Pono, which had been formed as a Delaware corporation solely for the purpose of facilitating the Business Combination, changed its name to AERWINS Technologies Inc. Except where context provides otherwise, the term “AERWINS Technologies” refers to AERWINS Technologies, Inc. and its consolidated subsidiaries, including AERWINS and after giving effect to the Business Combination and referred to herein as the “Company.”

Item 2.01 of this Current Report discusses the consummation of the Business Combination and events contemplated by the Merger Agreement which took place on February 3, 2023 (the “Closing”), and is incorporated herein by reference.

The foregoing description of the Merger Agreement and Amendment is subject to and qualified in its entirety by reference to the full text of the Merger Agreement and Amendment, copies of which is included as Exhibits 2.1 and 2.2 hereto, and the terms of which are incorporated by reference.

Lock-up Agreements

In connection with the Business Combination, certain stockholders of AERWINS and certain of AERWINS’ officers and directors (such stockholders, the “Company Holders”) entered into a lock-up agreement (the “Lock-up Agreement”) pursuant to which they will be contractually restricted, during the Lock-up Period (as defined below), from selling or transferring any of (i) their shares of AERWINS common stock held immediately following the Closing and (ii) any of their shares of AERWINS common stock that result from converting securities held immediately following the Closing (the “Lock-up Shares”). The “Lock-up Period” means the period commencing at Closing and end the earliest of: (a) six months from the Closing (or, in the case of Shuhei Komatsu, AERWINS’ Chief Executive Officer, thirty months from the Closing), (b) the date the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property and (c) the date on which the closing sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the Closing; provided that 1/3 of such restricted shares shall be released from such restrictions if the closing stock price of the Company’s common stock reaches each of $13.00, $15.00, and $17.00.

The Sponsor is subject to a lock-up pursuant to a letter agreement (the “Sponsor Lock-up Agreement”), entered into at the time of the IPO (as defined below), among Pono, the Sponsor and the other parties thereto, pursuant to which the Sponsor is subject to a lock-up beginning on the Closing and end the earliest of: (a) six months from the Closing, (b) the date the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their shares of the Company’s common stock for cash, securities or other property and (c) the date on which the closing sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the Closing; provided that 1/3 of such restricted shares shall be released from such restrictions if the closing stock price of the Company’s common stock reaches each of $13.00, $15.00, and $17.00. “IPO” means Pono’s public offering of 10,000,000 units (the “Units”) at $10.00 per Unit, generating gross proceeds of $100,000,000, which was consummated on August 13, 2021.

The foregoing description of the Lock-up Agreement and Sponsor Lock-up Agreement is subject to and qualified in its entirety by reference to the full text of the Lock-up Agreement and Sponsor Lock-up Agreement, copies of which is included as Exhibits 10.4 and 10.5 hereto, and the terms of which are incorporated by reference.

Indemnification Agreements

On February 7, 2023, AERWINS Technologies entered into indemnification agreements, with each of AERWINS Technologies’ directors containing provisions which are in some respects broader than the specific indemnification provisions contained in the Delaware General Corporation Law. The indemnification agreements will require AERWINS Technologies, among other things, to indemnify its directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreement, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Non-Competition and Non-Solicitation Agreements

Following execution of the Merger Agreement, certain significant stockholders of AERWINS entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”), pursuant to which they agreed not to compete with Pono, AERWINS and their respective subsidiaries during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of such entities. The Non-Competition and Non-Solicitation Agreements also contain customary non-disparagement and confidentiality provisions.

The foregoing description of the Non-Competition and Non-Solicitation Agreements is subject to and qualified in its entirety by reference to the full text of the form of the Non-Competition and Non-Solicitation Agreements, a copy of which is included as Exhibit 10.12 hereto, and the terms of which are incorporated by reference.

Registration Rights Agreements

At the Closing of the Business Combination, certain significant stockholders of AERWINS entered into a registration rights agreement with Pono providing for the right to three demand registrations, piggy-back registrations and shelf registrations with respect to the Merger Consideration shares.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, a copy of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated by reference.

Purchaser Support Agreement

Simultaneously with the execution of the Merger Agreement, the Purchaser Representative entered into a support agreement (the “Purchaser Support Agreement”) in favor of Pono and AERWINS and their present and future successors and subsidiaries. In the Purchaser Support Agreement, the Purchaser Representative agreed to vote all equity interests in Pono in favor of the Merger Agreement and related transactions and to take certain other actions in support of the Merger Agreement and related transactions. The Purchaser Support Agreement also prevents the Purchaser Representative from transferring its voting rights with respect to equity interests in Pono or otherwise transferring equity interests in Pono prior to the meeting of Pono’s stockholders to approve the Merger Agreement and related transactions, except for certain permitted transfers.

The foregoing description of the Purchaser Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchaser Support Agreement, the form of which is filed as Exhibit 10.6 hereto and incorporated by reference herein.

Voting Agreement

Simultaneously with the execution of the Merger Agreement, certain stockholders of AERWINS entered into a voting agreement (the “Voting Agreement”) in favor of Pono and AERWINS and their present and future successors and subsidiaries. In the Voting Agreement for certain stockholders of AERWINS, they each agreed to vote all of their AERWINS stock interests in favor of the Merger Agreement and related transactions and to take certain other actions in support of the Merger Agreement and related transactions. The Voting Agreement also prevents them from transferring their voting rights with respect to their AERWINS stock or otherwise transferring their AERWINS stock prior to the AERWINS approval of the Merger Agreement and related transactions, except for certain permitted transfers.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, a copy of which, or the form of which, is filed as Exhibit 10.7 hereto and incorporated by reference herein.

Executive Employment Agreements

On February 3, 2023, the Company entered into employment agreements (the “Employment Agreements”) with executive officers: Shuhei Komatsu (Chief Executive Officer), Taiji Ito (Global Markets Executive Officer), Kazuo Miura (Chief Product Officer) and Kensuke Okabe (Chief Financial Officer).

The Employment Agreements all provide for at-will employment that may be terminated by the Company for death or disability and with or without cause, by the executive with or without good reason, or mutually terminated by the parties. The Employment Agreements for Mr. Komatsu, Mr. Ito, Mr. Miura, and Mr. Okabe provide for a severance payment equal to the remaining base salary for the remaining period of the respective term of employment (each term is one (1) year) upon termination by the Company without cause or termination by such executive for good reason. The executive agreements provide for a base salary of $200,000, $200,000, $200,000 and $200,000 for Mr. Komatsu, Mr. Ito, Ms. Miura and Mr. Okabe, respectively, as well as possible annual performance bonuses and equity grants under the equity incentive plan if and when determined by the Company’s Compensation Committee.

This summary is qualified in its entirety by reference to the text of the employment agreements, which are included as Exhibits 10.8, 10.9, 10.10 and 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Option Award Agreements

On February 3, 2023, the Company entered into Option Award Agreements (the “Option Award Agreements”) with executive officers: Shuhei Komatsu (Chief Executive Officer), Taiji Ito (Global Markets Executive Officer), Kazuo Miura (Chief Product Officer) and Kensuke Okabe (Chief Financial Officer).

The Option Award Agreements grants to each of the following persons options to acquire shares of the Company’s common stock, to vest as set forth in the Option Award Agreements, as follows:

•	Shuhei Komatsu - 1,525,196 options at an exercise price of $0.00015 per share of common stock

•	Taiji Ito - 703,937 options at an exercise price of $0.00015 per share of common stock

•	Kazuo Miura - 739,916 options at an exercise price of $0.00015 per share of common stock

•	Kensuke Okabe - 469,291 options at an exercise price of $0.00015 per share of common stock

This summary is qualified in its entirety by reference to the text of the Option Award Agreements, which are included as Exhibits 10.13, 10.14, 10.15 and 10.16 to this Current Report on Form 8-K and is incorporated herein by reference.

Stock Purchase Agreement

On February 2, 2023, the Company entered into a Subscription Agreement (the “Agreement”) with AERWINS, Inc., and certain investors (collectively referred to herein as the “Purchasers”). Pursuant to the Agreement, the Purchasers agreed to purchase an aggregate 3,196,311 shares of common stock (the “Shares”) of AERWINS, Inc. which was immediately exchanged for 5,000,000 shares of common stock of the Company (the “Company Shares”) upon the consummation of the Business Combination in exchange for an aggregate sum of $5,000,000.00 (the “Purchase Price”) with the Purchase Price being paid to AERWINS, Inc. prior to the closing of the Business Combination (the “Closing”). Effective immediately prior to the Closing, AERWINS, Inc. issued the Shares to the Purchasers and thereafter immediately upon the Closing, the Shares were exchanged for the Company Shares, and the Company Shares were issued as a registered issuance of securities under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration filed by the Company on Form S-4 (Registration No. 333-268625) which was declared effective by the Securities and Exchange Commission on January 13, 2023.

The foregoing is a summary description of certain terms of the Agreement. For a full description of all terms, please refer to the copy of the Agreement that is filed herewith as Exhibit 10.17 to this Current Report on Form 8-K and is incorporated herein by reference.

Standby Equity Purchase Agreement

On January 23, 2023 (the “Effective Date”), Pono entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., (“YA”). The Company and its successors will be able to sell up to one hundred million dollars in aggregate gross purchase price of the Company’s shares of common stock, par value $0.000001 per share (the “Common Shares”) at the Company’s request any time during the 36 months following the date of the SEPA’s entrance into force. The shares would be purchased at 96% or 97% (depending on the type of notice) of the Market Price (as defined below) and would be subject to certain limitations, including that YA could not purchase any shares that would result in it owning more than 4.99% of the Company’s common stock. “Market Price” shall mean the lowest daily VWAP of the Common Shares during the three consecutive trading days commencing on the advance notice date, other than the daily VWAP on any excluded days. “VWAP” means, for any trading day, the daily volume weighted average price of the Common Shares for such trading day on the principal market during regular trading hours as reported by Bloomberg L.P.

Pursuant to the SEPA, the Company is required to register all shares which YA may acquire. The Company agreed to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement (as defined in the SEPA) registering all of the shares of common stock that are to be offered and sold to YA pursuant to the SEPA. The Company is required to have a Registration Statement declared effective by the SEC before it can raise any funds using the SEPA. The Company may not issue more than 19.99% of its shares issued and outstanding as of the Effective Date without first receiving shareholder approval for such issuances, unless such additional shares may be issued consistent with the rules and regulations of the Nasdaq Stock Market. Pursuant to the SEPA, the use of proceeds from the sale of the shares by the Company to YA shall be used by the Company in the manner as will be set forth in the prospectus included in the Registration Statement (and any post-effective amendment thereto) and any prospectus supplement thereto filed pursuant to the SEPA. There are no other restrictions on future financing transactions. The SEPA does not contain any right of first refusal, participation rights, penalties or liquidated damages. The Company has paid YA Global II SPV, LLC, a subsidiary of YA, a structuring fee in the amount of $15,000, and, on the Effective Date, the Company agreed to issue to YA shares with aggregate value equal to one million dollars, as a commitment fee.

YA has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our common stock during any time prior to the public disclosure of the SEPA. Unless earlier terminated as provided under the SEPA, the SEPA shall terminate automatically on the earliest of (i) the first day of the month next following the 36-month anniversary of the Effective Date or (ii) the date on which the YA shall have made payment of Advances (as defined in the SEPA) pursuant to the SEPA for the Common Shares equal to the Commitment Amount (as defined in the SEPA).

The foregoing is a summary description of certain terms of the SEPA. For a full description of all terms, please refer to the copy of the SEPA that is filed herewith as Exhibits 10.18 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Merger Agreement and Amendment Thereto” above is incorporated into this Item 2.01 by reference.

Pursuant to the terms of the Merger Agreement, the total consideration for the Business Combination and related transactions (the “Merger Consideration”) was approximately $600 million. In connection with the Special Meeting, holders of 11,328,988 shares of Pono common stock sold in its initial public offering exercised their right to redeem those shares for cash prior to the redemption deadline of January 25, 2023, at a price of $10.50 per share, for an aggregate payment from Pono’s trust account of approximately $118.9 million. Effective February 3, 2023, Pono’s units ceased trading, and effective February 6, 2023, AERWINS Technologies’ common stock began trading on the Nasdaq Global Market under the symbol “AWIN” and the warrants began trading on the Nasdaq Capital Market under the symbol “AWINW.”

After taking into account the aggregate payment in respect of the redemption, Pono’s trust account had a balance immediately prior to the Closing of $1,795,996.77. Such balance in the trust account was used to pay transaction expenses and other liabilities of Pono, pay certain transaction expenses of AERWINS, with the remaining being deposited in AERWINS cash account.

As discussed in the Introductory Note above, in connection with the Business Combination, a warrant holder of AERWINS received 469,291 shares of AERWINS Technologies’ common stock as Merger Consideration as set forth in the Merger Agreement. The Merger Consideration will be subject to a post-Closing true up 90 days after the Closing.

As a result of the Merger and the Business Combination, holders of Pono common stock automatically received common stock of AERWINS Technologies, and holders of Pono warrants automatically received warrants of AERWINS Technologies with substantively identical terms. At the Closing of the Business Combination, all shares of Pono owned by the Sponsor (consisting of shares of Class A common stock and shares of Class B common stock), which we refer to as the founder shares, automatically converted into an equal number of shares of AERWINS Technologies’ common stock, and Private Placement Warrants held by the Sponsor, automatically converted into warrants to purchase one share of AERWINS Technologies common stock with substantively identical terms.

As of the Closing: public stockholders own approximately 0.3% of the outstanding shares of AERWINS Technologies common stock; the Sponsor and its affiliates own approximately 6.7% of the outstanding shares of AERWINS Technologies common stock and AERWINS’s former security holders collectively own approximately 93.0% of the outstanding shares of AERWINS Technologies common stock.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Pono was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, AERWINS Technologies is providing the information below that would be included in a Form 10 if AERWINS Technologies were to file a Form 10. Please note that the information provided below relates to AERWINS Technologies as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding AERWINS Technologies’ industry and market sizes, future opportunities for AERWINS Technologies and AERWINS Technologies’ estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the SEC, including the Proxy Statement/Prospectus filed with the SEC on January 13, 2023, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to realize the expected benefits from the Business Combination; risks relating to the uncertainty of the projected financial information with respect to AERWINS Technologies; risks related to AERWINS Technologies’ limited operating history, the roll-out of AERWINS Technologies’ business and the timing of expected business milestones; AERWINS Technologies’ ability to implement its business plan and scale its business, which includes the extent of market reception and adoption of Air Mobility Vehicles (“AMVs”) as transportation and logistics solutions, navigating a new and evolving regulatory environment for AMVs, timely fulfillment of product orders, the ability to produce safe, high-quality and cost-effective AMVs on an ongoing basis, the performance of our AMVs relative to customer expectations and customers’ interest in and demand for our manned AMVs and air mobility solutions, and building a well-recognized and respected brand; AERWINS Technologies’ potential profit margin from sales of AMVs; AERWINS Technologies’ ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; AERWINS Technologies’ ability to expand internationally; the viability of AERWINS Technologies’ intellectual property and intellectual property created in the future; acceptance by the marketplace of the products that AERWINS Technologies markets; government regulations and AERWINS Technologies’ ability to obtain applicable regulatory approvals and comply with government regulations, including under the rules and regulations of the U.S. Department of Transportation and Federal Aviation Administration, and the risk that AERWINS Technologies may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about AERWINS Technologies or the date of such information in the case of information from persons other than AERWINS Technologies, and AERWINS Technologies disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Current Report on Form 8-K. Forecasts and estimates regarding AERWINS Technologies’ industry and end markets are based on sources AERWINS Technologies believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Business

The business of AERWINS is described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Information About AERWINS” and that information is incorporated herein by reference.

Risk Factors

The risks associated with AERWINS Technologies are described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Risk Factors,” which is incorporated herein by reference.

Financial Information

The disclosure contained in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the sections titled “Selected Historical Financial Information of AERWINS” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AERWINS” are incorporated by reference herein.

The audited financial statements of AERWINS for the years ended December 31, 2021 and 2020, together with the notes thereto, are included in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 beginning on page F-51, and are incorporated herein by reference. The unaudited financial statements of AERWINS for the nine months ended September 30, 2022, together with the notes thereto, included in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 beginning on page F-77, are incorporated herein by reference. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Properties

The facilities of AERWINS Technologies are described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Information About AERWINS - Facilities,” which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AERWINS” in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of AERWINS Technologies’ common stock upon the completion of the Business Combination by:

•	each person known by AERWINS Technologies to be the beneficial owner of more than 5% of any class of AERWINS Technologies’ common stock;

•	each of AERWINS Technologies’ officers and directors;

•	all executive officers and directors of AERWINS Technologies.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 55,726,752 shares of common stock outstanding as of February 3, 2023, including 51,929,065 shares issued as Merger Consideration, and reflects the valid redemption of 11,328,988 shares of Class A common stock by public stockholders of Pono. The table below includes the common stock underlying the Private Placement Warrants held or to be held by Sponsor because these securities exercisable within sixty (60) days. This table also assumes that there are no other issuances of equity securities in connection with the Closing, including equity awards that may be issued under the 2022 Equity Incentive Plan following the Business Combination.

Unless otherwise indicated, AERWINS Technologies believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is c/o of the Company at Shiba Koen Annex 6 f, 1-8, Shiba Koen 3-chome, Minato-ku, Tokyo, Japan 105-0011.

Name and Address of Beneficial Owners†	Number of Shares Beneficially Owned	% of Class(1)
Directors and Executive Officers
Shuhei Komatsu(2)	15,187,425	26.53%
Kensuke Okabe(3)	469,291	*
Taiji Ito(4)	703,937	1.25%
Kazuo Miura(5)	807,970	1.43%
Mike K. Sayama	15,000	*
Steve Iwamura	15,000	*
Marehiko Yamada	—	—%
All named executive officers and directors as a group 7 persons	17,198,623	30.09%
Greater than 5% Holders:
Mehana Equity LLC (the Sponsor)(6)	3,989,806	7.09%
Dustin Shindo(6)	3,989,806	7.09%
Shuhei Komatsu(2)	15,187,425	26.53%

*	Less than 1.0%
(1)	Percentages are based on 55,726,752 shares of AERWINS Technologies’ common stock outstanding following the consummation of the Business Combination.
(2)	Includes 1,525,196 shares of common stock underlying options held by Shuhei Komatsu.
(3)	Includes 469,291 shares of common stock underlying options held by Kensuke Okabe.
(4)	Includes 703,937 shares of common stock underlying options held by Taiji Ito.
(5)	Includes 739,916 shares of common stock underlying options held by Kazuo Miura.
(6)

Mehana Equity LLC, the Sponsor, is the record holder of the securities reported herein. Dustin Shindo, our Chairman, is the managing member of the Sponsor. By virtue of this relationship, Mr. Shindo may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Mr. Shindo disclaims any such beneficial ownership except to the extent of his pecuniary interest. These shares include (i) 391,256 shares of common stock issuable upon exercise of warrants held by Mehana Equity LLC (ii) 129,375 shares of common stock issuable upon exercise of warrants held by Mehana Capital LLC (iii) 3,296,675 shares held by Mehana Equity LLC and (iv) 172,500 shares held by Mehana Capital, LLC.

Directors and Executive Officers

AERWINS Technologies’ directors and executive officers after the Closing are described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Management After the Business Combination,” which is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of Pono before the Business Combination is set forth in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Pono’s Management,” which is incorporated herein by reference. The compensation of the named executive officers of AERWINS before the Business Combination is set forth in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Executive and Director Compensation of AERWINS”, which is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

At the Special Meeting, Pono’s shareholders approved the AERWINS Technologies Inc. 2022 Equity Incentive Plan (the “Plan”). A description of the material terms of the Plan is set forth in the section of the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 titled “The Incentive Plan Proposal (Proposal 6),” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of Pono and AERWINS are described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Certain Relationships and Related Person Transactions” and are incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 titled “Management After the Business Combination - Director Independence,” which is incorporated herein by reference.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The information set forth in the section titled “Registration Rights Agreements” in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 titled “Information About Pono - Legal Proceedings,” and “Information about AERWINS - Legal Proceedings” which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

AERWINS Technologies’ common stock began trading on the Nasdaq Global Market under the symbol “AWIN” and its warrants began trading on the Nasdaq Capital Market under the symbol “AWINW” on February 6, 2023. Pono has not paid any cash dividends on its common stock to date. The payment of cash dividends by AERWINS Technologies in the future will be dependent upon AERWINS Technologies’ revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the board of directors of AERWINS Technologies.

Information regarding Pono’s common stock, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Description of Securities of New Pono Capital” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of AERWINS Technologies’ common stock in connection with the Business Combination, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of AERWINS Technologies’ securities is contained in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the sections titled “Description of Securities of New Pono Capital.”

Indemnification of Directors and Officers

The description of the indemnification arrangements with AERWINS Technologies’ directors and officers is contained in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “Pono’s Management - Limitation on Liability and Indemnification of Officers and Directors” and the disclosure under Item 1.01 “Entry into Material Definitive Agreement-Indemnification Agreements” of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. In the SEPA, YA represented that, among other things, it is an institutional “accredited investor” as defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to YA in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

At the closing of the Business Combination, the Company issued an aggregate of 150,000 shares of common stock to Boustead Securities, LLC, in partial satisfaction of fees due to them in connection with the Business Combination. Boustead Securities, LLC represented that, it is an institutional “accredited investor” as defined in Rule 501(a)(3) of Regulation D under the Securities Act. The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to Boustead Securities, LLC in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The shareholders of Pono approved the Fourth Amended and Restated Certificate of Incorporation at the Special Meeting. In connection with the Closing, AERWINS Technologies adopted the Fourth Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “The Charter Amendment Proposals (Proposals 2 Through 4),” which is incorporated herein by reference. Additionally, the disclosure described in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “COMPARISON OF STOCKHOLDER RIGHTS” is incorporated by reference herein.

The full text of the Fourth Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are included as Exhibits 3.1 and 3.2 hereto, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “The Business Combination Proposal (Proposal 1)”, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the Closing: public stockholders own approximately 0.3% of the outstanding shares of AERWINS Technologies common stock; the Sponsor and its affiliates own approximately 6.7% of the outstanding shares of AERWINS Technologies common stock and AERWINS’ former security holders collectively own approximately 93.0% of the outstanding shares of Common Stock in each case assuming no Private Placement Warrants or Public Warrants are exercised.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

The following persons are serving as executive officers and directors following the Closing. For information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the sections titled “Pono’s Management,” and “Management After the Business Combination,” and “Executive and Director Compensation of Aerwins,” which are incorporated herein by reference.

Name	Age	Position(s)
Shuhei Komatsu	40	Director, Chairman and Chief Executive Officer
Taiji Ito	46	Director, Global Markets Executive Officer
Kensuke Okabe	40	Chief Financial Officer
Kazuo Miura	61	Chief Product Officer
Steve Iwamura	64	Independent Director
Mike Sayama	68	Independent Director
Marehiko Yamada	49	Independent Director

Each director will hold office until his or her term expires at the next annual meeting of stockholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

Effective upon Closing, each of Dustin Shindo, Dr. Hank Wuh and Trisha Nomura resigned as officers of Pono. Effective upon Closing, each of Dustin Shindo, Dr. Hank Wu and Kotaro Chiba resigned as directors of Pono.

2022 Equity Incentive Plan

At the Special Meeting, Pono shareholders considered and approved the AERWINS Technologies Inc. 2022 Equity Incentive Plan (the “Plan”) and reserved an amount of shares of common stock equal to 15% of the number of shares of common stock of AERWINS Technologies following the Business Combination for issuance thereunder. The Plan was approved by the Pono board of directors on January 28, 2023. The Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the Plan is set forth in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 in the section titled “The Incentive Plan Proposal (Proposal 6).” That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Employment Agreements

On February 3, 2023, the Company entered into employment agreements (the “Employment Agreements”) with executive officers: Shuhei Komatsu (Chief Executive Officer), Taiji Ito (Global Markets Executive Officer), Kazuo Miura (Chief Product Officer) and Kensuke Okabe (Chief Financial Officer).

The Employment Agreements all provide for at-will employment that may be terminated by the Company for death or disability and with or without cause, by the executive with or without good reason, or mutually terminated by the parties. The Employment Agreements for Mr. Komatsu, Mr. Ito, Mr. Miura, and Mr. Okabe provide for a severance payment equal to the remaining base salary for the remaining period of the respective term of employment (each term is one (1) year) upon termination by the Company without cause or termination by such executive for good reason. The executive agreements provide for a base salary of $200,000, $200,000, $200,000 and $200,000 for Mr. Komatsu, Mr. Ito, Ms. Miura and Mr. Okabe, respectively, as well as possible annual performance bonuses and equity grants under the equity incentive plan if and when determined by the Company’s Compensation Committee.

This summary is qualified in its entirety by reference to the text of the employment agreements, which are included as Exhibits 10.8, 10.9, 10.10 and 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Option Award Agreements

On February 3, 2023, the Company entered into Option Award Agreements (the “Option Award Agreements”) with executive officers: Shuhei Komatsu (Chief Executive Officer), Taiji Ito (Global Markets Executive Officer), Kazuo Miura (Chief Product Officer) and Kensuke Okabe (Chief Financial Officer).

The Option Award Agreements grants to each of the following persons options to acquire shares of the Company’s common stock, to vest as set forth in the Option Award Agreements, as follows:

•	Shuhei Komatsu - 1,525,196 options at an exercise price of $0.00015 per share of common stock

•	Taiji Ito - 703,937 options at an exercise price of $0.00015 per share of common stock

•	Kazuo Miura - 739,916 options at an exercise price of $0.00015 per share of common stock

•	Kensuke Okabe - 469,291 options at an exercise price of $0.00015 per share of common stock

This summary is qualified in its entirety by reference to the text of the Option Award Agreements, which are included as Exhibits 10.13, 10.14, 10.15 and 10.16 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 3, 2023, the Company adopted a new Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of AERWINS Technologies’ Code of Business Conduct and Ethics is available in Exhibit 14.1 filed hereto. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at Shiba Koen Annex 6 f, 1-8, Shiba Koen 3-chome, Minato-ku, Tokyo, Japan 105-0011.

The adoption of the Code of Business Conduct and Ethics did not relate to or result in any waiver, explicit or implicit, of any provision of the previous Code of Conduct. Any waivers under the Code of Business Conduct and Ethics will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and Nasdaq (or other stock exchange on which AERWINS Technologies’ securities are then listed).

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, Pono ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus field with the SEC on January 13, 2023 in the sections titled “The Business Combination Proposal (Proposal 1)”, which is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 7.01	Regulation FD Disclosure.

On February 3, 2023, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

The Company’s common stock is listed for trading on the Nasdaq Global Market under the symbol “AWIN” and the public warrants are listed for trading on the Nasdaq Capital Market under the symbol “AWINW.”

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of AERWINS for the years ended December 31, 2021 and 2020, together with the notes thereto, are included in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 beginning on page F-51, are incorporated herein by reference. The unaudited financial statements of AERWINS for the nine months ended September 30, 2022, together with the notes thereto, included in the Proxy Statement/Prospectus filed with the SEC on January 13, 2023 beginning on page F-77, are incorporated herein by reference.

(b) Pro forma financial information.

Information responsive to Item 9.01(b) of Form 8-K is set forth in the unaudited pro forma financial statements, included which are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated September 7, 2022, by and among Pono Capital Corp., Pono Merger Sub, Inc. and AERWINS Technologies Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Pono Capital Corp. with the SEC on September 7, 2022).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated January 19, 2023, by and among the Pono Capital Corp., Mehana Equity LLC, as Purchaser Representative, AERWINS Inc. and Shuhei Komatsu, as Seller Representative (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Pono Capital Corp. with the SEC on January 19, 2023).

3.1*	Fourth Amended and Restated Certificate of Incorporation of AERWINS Technologies Inc.

3.2*	Amended and Restated Bylaws of AERWINS Technologies Inc.

4.1	Warrant Agreement, dated August 10, 2021, by and between Pono Capital Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K, filed by Pono Capital Corp. on August 16, 2021).

4.2	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1, filed by Pono Capital Corp. on July 8, 2021).

4.3	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1, filed by Pono Capital Corp. on July 8, 2021).

4.4	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1, filed by Pono Capital Corp. with the SEC on July 8, 2021).

10.1+	Form of AERWINS Technologies Inc. 2022 Equity Incentive Plan (incorporated by reference to Annex C to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 filed by Pono Capital Corp. with the SEC on January 4, 2023).

10.2*	Form of Indemnity Agreement.

10.3	Form of Registration Rights Agreement by certain AERWINS equity holders (included as Exhibit E to Annex A to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 filed by Pono Capital Corp. with the SEC on January 4, 2023).

10.4	Form of Lockup by certain AERWINS equity holders (included as Exhibit C to Annex A to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 filed by Pono Capital Corp. with the SEC on January 4, 2023).

10.5	Letter Agreement, dated August 10, 2021, by and among Pono Capital Corp., its officers, directors, and Mehana Equity LLC (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K, filed by Pono Capital Corp. on August 16, 2021).

10.6	Purchaser Support Agreement. (incorporated by reference to 10.4 to Form 8-K filed by Pono Capital Corp. with the SEC on September 7, 2022).

10.7	Voting Agreement. (incorporated by reference to Exhibit 10.5 to Form 8-K filed by Pono Capital Corp. with the SEC on September 7, 2022).

10.8*+	Employment Agreement between AERWINS Technologies Inc. and Shuhei Komatsu, dated February 3, 2023.

10.9*+	Employment Agreement between AERWINS Technologies Inc. and Taiji Ito, dated February 3, 2023.

10.10*+	Employment Agreement between AERWINS Technologies Inc. and Kazuo Miura, dated February 3, 2023.

10.11*+	Employment Agreement between AERWINS Technologies Inc. and Kensuke Okabe, dated February 3, 2023.

10.12	Form of Non-Competition and Non-Solicitation Agreement (included as Exhibit D to Annex A to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 filed by Pono Capital Corp. with the SEC on January 4, 2023).

10.13*+	Option Award Agreement between AERWINS Technologies Inc. and Shuhei Komatsu, dated February 3, 2023

10.14*+	Option Award Agreement between AERWINS Technologies Inc. and Taiji Ito, dated February 3, 2023.

10.15*+	Option Award Agreement between AERWINS Technologies Inc. and Kazuo Miura, dated February 3, 2023.

10.16*+	Option Award Agreement between AERWINS Technologies Inc. and Kensuke Okabe, dated February 3, 2023.

10.17	Form of Subscription Agreement dated February 2, 2023. (incorporated by reference to Exhibit 10.1 to Form 8-K filed by AERWINS Technologies Inc. on February 3, 2023).

10.18	Standby Equity Purchase Agreement dated January 23, 2023 with YA II PN, Ltd. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Pono Capital Corp. on January 23, 2023).

14.1*	Code of Ethics.

21.1*	Subsidiaries of the Registrant

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements.

99.2	Press Release (incorporated by reference to Exhibit 99.1 to Form 8-K filed by AERWINS Technologies Inc. with the SEC on February 3, 2023).

*	Filed herewith
+	Indicates a management or compensatory plan.
†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERWINS Technologies Inc.

Dated: February 9, 2023	By:	/s/ Shuhei Komatsu
Shuhei Komatsu
Chief Executive Officer